Exhibit 99.1

Banks.com, Inc. Reports Fourth Quarter and Fiscal Year 2010 Financial Results

SAN FRANCISCO – March 30, 2011 – Banks.com, Inc. (NYSE Amex: BNX), operator of leading financial services focused online media properties, today announced its 2010 fourth quarter and fiscal year results.

Financial Highlights

For the year ended December 31, 2010, Banks.com, Inc. reported revenue of $9.5 million compared to revenue of $11.5 million reported for fiscal year 2009. GAAPi net loss was $944 thousand or $0.04 per diluted share versus GAAP net income of $286 thousand or $0.01 per diluted share reported for the year ended 2009. Adjusted EBITDAii was $809 thousand compared to Adjusted EBITDA of $3.0 million for the year ended 2009. Cash flow generated from operations was $1.6 million compared to $3.1 million in fiscal year 2009.

For the fourth quarter of 2010, Banks.com reported revenue of $1.1 million compared to revenue of $3.0 million reported for the fourth quarter of 2009. GAAP net loss was $445 thousand or $0.02 per diluted share versus a GAAP net loss of $105 thousand or break even per diluted share for the fourth quarter of 2009. Adjusted EBITDA was negative $274 thousand for the fourth quarter of 2010, compared to Adjusted EBITDA of $528 thousand for the fourth quarter of 2009.

“After a solid start, 2010 had its ups and downs as we were adversely impacted by unexpected charge backs and significant litigation related legal expenses that totaled almost $1 million. That said, we enter 2011 with these items behind us and with monthly cash related operational expenses now running more than 40% lower than they did for most of 2010.” said Dan O’Donnell, Chief Executive Officer of Banks.com. “We also extended our search distribution agreement with InfoSpace and secured $700,000 in new debt financing. Our acquisition of FileLater.com further strengthens an already solid business line and provides us with strong growth possibilities in the largely untapped market of online tax extensions and should benefit our Q2 results.”

Select Business Highlights

•	Acquired the Online Tax Extension business of FileLater.com

•	Secured $700,000 in new debt financing

•	Reduced cash related, monthly operational expenses by more than 40%

•	Extended its search distribution agreement with InfoSpace

First Quarter 2011 Business Outlook

•	For the first quarter of 2011, the Company expects revenue to be in the range of $2 million to $2.3 million.

•	For the first quarter of 2011, the Company expects Adjusted EBITDA to be in the range of $650,000 to $850,000.

Conference Call

Banks.com will host a conference call today at 2:00 PM PT / 5:00 PM ET to discuss its fourth quarter 2010 results. To listen to the call, dial 888-396-2356 (domestic) or 617-847-8709 (International), Passcode 6257-0947. For a replay of the call, dial 888-286-8010 (domestic) or 617-801-6888 (international) Passcode 1037-2454. Questions for the conference call will also be taken via email at: stockwatch@banks.com and can be sent any time prior to the conference call’s starting time.

Investors may listen to a replay of the conference call on the Investor Relations section of the Banks.com website at: www.Banks.com.

Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and may include statements regarding acquisitions, business estimates, future contracts, future financial performance and results of operations, including cost of revenues, operating expenses, interest expense, net loss and cash flow. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. Additional information concerning risks and uncertainties that may cause actual results to differ materially from those projected or suggested in the forward-looking statements may be found in Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

This press release includes the following financial measure defined as a non-GAAP financial measure by the Securities and Exchange Commission: Adjusted EBITDA. This supplemental financial measure is not required or defined by GAAP, nor is the presentation of this financial information intended to be a measure of Banks.com’s profitability to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP, such as net earnings and other consolidated earnings data.

Management recognizes that non-GAAP financial measures have limitations and do not reflect all of the items associated with Banks.com’s earnings results as determined in accordance with GAAP. However, for the reasons described below, management uses this non-GAAP measure to evaluate the performance of Banks.com’s business. Banks.com’s management believes that it’s important to provide investors with these same tools, together with a reconciliation to GAAP, for evaluating the performance of Banks.com’s business, as it may provide additional insight into Banks.com’s financial results. See “Reconciliation of GAAP Net Earnings to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock Compensation Expense (Adjusted EBITDA)” table included in this press release for further information regarding these non-GAAP financial measures. Adjusted EBITDA is presented because management believes it is frequently used by securities analysts, investors and others in the evaluation of companies.

Adjusted EBITDA is calculated by adding income taxes, interest expense, depreciation and amortization to net earnings, adjusted for certain items management believes should be excluded in order to reflect a more meaningful representation of Banks.com’s financial performance, including stock compensation expense. Banks.com’s management excludes the impact of equity-based compensation to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation.

About Banks.com

Banks.com, Inc. operates internet media properties including: banks.com, irs.com, filelater.com and mystockfund.com. Our properties provide users with relevant finance-related content and services and provide vendors targeted online advertising opportunities. Through banks.com, we provide access to current financial content, including financial news, business articles, interest-rate tables, stock quotes and financial calculators. We also provide users access to tax related financial services including: free online tax preparation through irs.com and online tax extensions through filelater.com, a business we acquired in late 2010, as well as online stock brokerage services through mystockfund.com. In addition to Banks.com, it operates other search related websites including Look.com.

Get up to date information on Mortgage Rates, CD Rates & Home Equity Rates at Banks.com.

Contact Information:

Daniel O’Donnell

President and Chief Executive Officer

Banks.com, Inc.

415-962-9700

BANKS.COM, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,
	2010	2009

Revenue	$1,052	$3,007

Operating expenses:
Traffic acquisition costs	437	1,343
Depreciation and amortization	417	437
Sales and marketing	170	275
General and administrative	758	893

Total operating expenses	1,782	2,948

(Loss) earnings from operations	(730)	59

Other gain (loss)	224	(42)

Interest expense	(22)	(172)

(Loss) earnings before income tax (expense) benefit	(528)	(155)

Income tax (expense) benefit	83	50

Net (loss) earnings	(445)	(105)

Preferred stock dividends	(7)	(7)

Net (loss) earnings available to common stockholders	$(452)	$(112)

Basic (loss) earnings per common share	$(0.02)	$—

Diluted (loss) earnings per common share	$(0.02)	$—

BANKS.COM, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Year Ended December 31,
	2010	2009

Revenue	$9,549	$11,475

Operating expenses:
Traffic acquisition costs	4,021	4,279
Depreciation and amortization	1,714	1,758
Sales and marketing	1,049	884
General and administrative	3,878	2,834

Total operating expenses	10,662	9,755

(Loss) earnings from operations	(1,113)	1,720

Other gain (loss)	224	(42)

Interest expense	(385)	(1,112)

(Loss) earnings before income tax (expense) benefit	(1,274)	566

Income tax (expense) benefit	330	(280)

Net (loss) earnings	(944)	286

Preferred stock dividends	(30)	(30)

Net (loss) earnings available to common stockholders	$(974)	$256

Basic (loss) earnings per common share	$(0.04)	$0.01

Diluted (loss) earnings per common share	$(0.04)	$0.01

BANKS.COM, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2010	December 31, 2009
Assets

Current assets:
Cash	$107	$176
Accounts receivable	656	2,019
Prepaid expenses and other	167	285
Deferred income taxes	316	125

Total current assets	1,246	2,605

Property and equipment, net	277	674
Domains and other intangibles, net	10,618	11,679
Other assets	88	181
Deferred income taxes	890	764

Total Assets	$13,119	$15,903

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$1,017	$1,261
Accrued liabilities	461	637
Accrued dividends	60	30
Deferred revenue	16	107
Revolving line of credit	106	—
Notes payable, current portion	141	2,128

Total current liabilities	1,801	4,163

Notes payable, less current portion	559	—

Total liabilities	2,360	4,163

Stockholders’ equity:
Preferred stock	3	3
Common stock	26	26
Additional paid-in capital	10,824	10,831
Retained earnings	(94)	880

Total stockholders’ equity	10,759	11,740

Total Liabilities and Stockholders’ Equity	$13,119	$15,903

BANKS.COM, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Earnings to Earnings Before

Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense (Adjusted EBITDA)

(In thousands)

(Unaudited)

	Three Months Ended December 31,
	2010	2009

Net (loss) earnings available to common stockholders	$(452)	$(112)

Preferred stock dividends	7	7

Net (loss) earnings	(445)	(105)

Income tax expense (benefit)	(83)	(50)

(Loss) earnings before income tax expense (benefit)	(528)	(155)

Interest expense	22	214

Other (gain) loss	(224)	—

(Loss) earnings from operations	(730)	59

Depreciation	95	116

Amortization	322	321

Stock compensation expense	39	32

Employee stock ownership plan contribution accrual (reversal)	—	—

Adjusted (loss) earnings before interest, taxes, depreciation, amortization, and stock compensation expense (Adjusted EBITDA)	$(274)	$528

BANKS.COM, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Earnings to Earnings Before

Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense (Adjusted EBITDA)

(In thousands)

(Unaudited)

	Year Ended December 31,
	2010	2009

Net (loss) earnings available to common stockholders	$(974)	$256

Preferred stock dividends	30	30

Net (loss) earnings	(944)	286

Income tax expense (benefit)	(330)	280

(Loss) earnings before income tax expense (benefit)	(1,274)	566

Interest expense	385	1,112

Other (gain) loss	(224)	42

(Loss) earnings from operations	(1,113)	1,720

Depreciation	414	471

Amortization	1,300	1,287

Stock compensation expense	208	245

Employee stock ownership plan contribution accrual (reversal)	—	(764)

Adjusted earnings before interest, taxes, depreciation, amortization, and stock compensation expense (Adjusted EBITDA)	$809	$2,959

[i]	Generally accepted accounting principles in the United States of America.
ii

Adjusted EBITDA is calculated by adding income taxes, interest expense, depreciation and amortization to net earnings, adjusted for certain items management believes should be excluded in order to reflect a more meaningful representation of our financial performance, including stock compensation expense. Adjusted EBITDA is a non-GAAP financial measure. This measure may be different from non-GAAP financial measures used by other companies. We encourage investors to review the section above entitled “Non-GAAP Financial Measures” and to review the reconciling adjustments between the GAAP and non-GAAP measures attached to this press release.